Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes
15. Income Taxes
There was no income tax expense recorded by the Company for the years ended December 31, 2023 and 2022. Significant components of the Company’s net deferred tax assets are summarized as follows (in thousands):

	December 31, 2023	December 31, 2022
Deferred tax assets:
Net operating loss carryforwards	$46,365	$42,243
Intangibles	174	189
Research and development capitalization	6,525	3,839
Accrued compensation	2,070	2,282
Credits	9,395	8,013
Fixed assets	21	10
Other, net	99	88
Right-of-use liability	13	25

Deferred tax assets	64,662	56,689
Deferred tax liabilities:
Right-of-use asset	(11)	(23)

Deferred tax liabilities	(11)	(23)
Net deferred tax assets	64,651	56,666
Valuation allowance	(64,651)	(56,666)

Net deferred tax assets	$—	$—

A reconciliation of the income tax computed at the federal statutory tax rate to the expense (benefit) for income taxes for the years ended December 31, 2023 and 2022 is as follows (in thousands):

	December 31, 2023	December 31, 2022
Tax at statutory rate	$(7,520)	$(4,760)
State income taxes, net of federal benefits	—	(2,076)
Change in valuation allowance	7,990	7,726
Uncertain tax positions	793	586
Gain on change in fair value of earn-out liability	(1)	(2,546)
Permanent differences and other	974	281
Transaction costs	6	244
Capitalized R&D	—	3,381
LWAC net operating loss	(259)	(1,370)
Credits	(1,983)	(1,466)

Income tax expense	$—	$—

Management assesses all available evidence to estimate if sufficient future taxable income will be generated to use the existing deferred tax assets. The Company has experienced net losses since inception (aside from the years ended December 31, 2021 and December 31, 2020 when net income was realized as a result of a gain in fair value recognized associated with the earn-out
liability and
non-recurring
revenue in connection with the Research Collaboration and License Agreement with Pfizer, respectively), and the revenue and income potential of the Company’s business and market are unproven. Due to the Company’s continuing research and development activities, the Company expects to continue to incur net losses into the foreseeable future. As such, the Company cannot conclude that it is more likely than not that its deferred tax assets will be realized. A valuation allowance of $64.7 million and $56.7 million at December 31, 2023 and 2022, respectively, has been established to offset the deferred tax assets, as realization of such assets is uncertain.
Utilization of net operating loss (“NOL”) and research and development (“R&D”) credit carryforwards may be subject to a substantial annual limitation due to ownership change limitations that may have occurred or that could occur in the future, as required by Sections 382 and 383 of the Internal Revenue Code of 1986, as amended (the “Code”), as well as similar state and foreign provisions. These ownership changes may limit the amount of NOL and R&D credit carryforwards that can be utilized annually to offset future taxable income and tax, respectively. In general, an “ownership change” as defined by Section 382 of the Code results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percentage points of the outstanding stock of a company by certain stockholders. Since the Company’s formation, the Company has raised capital through the issuance of capital stock on several occasions, which on its own or combined with the purchasing stockholders’ subsequent disposition of those shares, may have resulted in such an ownership change, or could result in an ownership change in the future.
The Company completed a preliminary Code section 382 and 383 study from inception through December 31, 2020 and concluded that $1.8 million of federal and California net operating losses and $0.1 million of federal R&D credits will expire unused. The Company removed deferred tax assets for net operating loss of $0.6 million and research credits of $0.1 million from its deferred tax assets schedule and has recorded a corresponding decrease in the valuation allowance. The Company has not conducted a Sections 382 and 383 study after December 31, 2020. When such study is completed, the Company will adjust its deferred tax assets accordingly. Due to the existence of a full valuation allowance any subsequent ownership changes will not impact the Company’s effective tax rate.
The Company had federal and California NOL carryforwards of approximately $200.9 million and $93.8 million, respectively, portions of which begin to expire in 2034 and 2036, respectively. Federal NOLs of $122.4 million carry forward indefinitely.

As of December 31, 2023, the Company had federal and California research and development (“R&D” tax) credit carryforwards of approximately $11.4 million, inclusive of the federal orphan drug tax credit carryforward, and $4.8 million, respectively. The federal R&D tax credit carryforwards will begin to expire in 2034, unless previously utilized. The California R&D tax credit carryforwards are available indefinitely. As of December 31, 2023, the Company also had federal orphan drug tax credit carryforwards of $2.2 million that will begin to expire in 2037.
The Inflation Reduction Act 2022 which incorporates a Corporate Alternative Minimum Tax (CAMT) was signed on August 16, 2022. The changes will affect for the tax years beginning after December 31, 2022. The new tax will require companies to compute two separate calculations for federal income tax purposes and pay the greater of the new minimum tax or their regular tax liability. The Company will be monitoring the impacts of the act to determine if this will have an impact for the Company for years beginning after December 31, 2022. The act is not expected to have a material impact for the Company.
The Company recognizes a tax benefit from an uncertain tax position when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. Income tax positions must meet a more likely than not recognition at the effective date to be recognized.
A reconciliation of the beginning and ending amount of unrecognized tax benefits for 2023 and 2022, excluding interest and penalties, is as follows (in thousands):

	December 31, 2023	December 31, 2022
Balance at beginning of the year	$8,860	$8,235
Additions/(reductions) for tax positions—prior year	117	—
Increase related to current year positions	840	625

Balance at the end of the year	$9,817	$8,860

For the year ended December 31, 2023, the Company recognized interest and penalties of approximately $40,000 and zero, respectively, which are recorded in accrued expenses on the consolidated balance sheets. Interest and penalties are captured within the interest expense and other income (expense) lines, respectively, on the consolidated statements of operations and comprehensive loss. For the year ended December 31, 2022, the Company recognized interest and penalties of approximately $62,000 and $50,000, respectively.
The Company currently files income tax returns in California and with the U.S. Internal Revenue Service. The Company currently has no tax periods under examination by any jurisdiction. Due to the existence of net operating loss carryforwards, all tax periods from inception of the Company are open for examination by taxing authorities for all jurisdictions.
Included in the balance of unrecognized tax benefits at December 31, 2023 is $8.3 million that, if recognized, would not impact the Company’s income tax expense (benefit) or effective tax rate as long as our deferred tax asset remains subject to a full valuation allowance. The Company does not expect any significant increases or decreases to our unrecognized tax benefits within the next 12 months.